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                                                                    EXHIBIT 10.2

                           CANARGO ENERGY CORPORATION
                            PLACEMENT AGENT AGREEMENT

                                                  Dated as of: February 11, 2004

Newbridge Securities Corporation
1451 Cypress Creek Road, Suite 204
Fort Lauderdale, Florida 33309

Ladies and Gentlemen:

      The undersigned, CanArgo Energy Corporation, a Delaware corporation (the "Company"), hereby agrees with Newbridge Securities Corporation (the "Placement Agent") and Cornell Capital Partners, LP, a Delaware Limited Partnership (the "Investor"), as follows:

      1. Offering. The Company hereby engages the Placement Agent to act as its exclusive placement agent in connection with the Standby Equity Distribution Agreement dated the date hereof (the "Standby Equity Distribution Agreement"), pursuant to which the Company shall issue and sell to the Investor, from time to time, and the Investor shall purchase from the Company (the "Offering") up to Twenty Million Dollars ($20,000,000) of the Company's common stock (the "Commitment Amount"), par value $0.10 per share (the "Common Stock"), at price per share equal to the Purchase Price, as that term is defined in the Standby Equity Distribution Agreement. The Placement Agent services shall consist of reviewing the terms of the Standby Equity Distribution Agreement and advising the Company with respect to those terms.

      All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them as in the Standby Equity Distribution Agreement. Where a representation, covenant, or warranty given by a parties hereto is qualified by "to the knowledge of" or "to the best knowledge of" or words of similar effect than the knowledge of the party giving such representation, warrant, or covenant shall be the knowledge of its executive officers. The Investor will be granted certain registration rights with respect to the Common Stock as more fully set forth in the Registration Rights Agreement between the Company and the Investor dated the date hereof (the "Registration Rights Agreement"). The documents to be executed and delivered in connection with the Offering, including, but not limited, to the Company's reports as filed under the Securities Exchange Act of 1934, as amended (the "1934 Act") and the respective rules and regulations promulgated thereunder including without limitation, the Company's latest Quarterly Report on Form 10-Q as filed with the United States Securities and Exchange Commission (the "SEC"), this Agreement, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement dated the date hereof (the "Escrow Agreement"), are referred to sometimes hereinafter collectively as the "Offering Materials." The Company's Common Stock purchased by the Investor hereunder is sometimes referred to hereinafter as the "Securities." The Placement Agent shall not be obligated to sell any Securities.

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      2.    Compensation.

      Upon the execution of this Agreement, the Company shall consent to issue to the Placement Agent or its designee within ten (10) trading days from the date hereof, thirty thousand seven hundred ninety nine thousand (30,799), shares of the Company's Common (the "Placement Agent's Shares"). The Placement Agent shall be entitled to "piggy-back" registration rights, which shall be triggered upon registration of any shares of Common Stock by the Investor with respect to the Placement Agent's Shares pursuant to the Registration Rights Agreement dated the date hereof.

      3.    Representations, Warranties and Covenants of the Placement Agent.

                  1. The Placement Agent represents, warrants and covenants as follows:

                              i.    The Placement Agent has the necessary power
to enter into this Agreement and to consummate the transactions contemplated hereby.

                              ii.   The execution and delivery by the Placement
Agent of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent's knowledge, any statute, rule or regulation applicable to the Placement Agent. This Agreement when executed and delivered by the Placement Agent, will constitute the legal, valid and binding obligation of the Placement Agent, enforceable in accordance with its terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.

                              iii.  Upon receipt and execution of this
Agreement, the Placement Agent will promptly forward copies of this Agreement to the Company or its counsel and the Investor or its counsel.

                              iv.   The Placement Agent will not intentionally
take any action that it reasonably believes would cause the Offering to violate the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act, the respective rules and regulations promulgated thereunder (the "Rules and Regulations") or applicable "Blue Sky" laws of any state or jurisdiction, including without limitation by engaging in any form of general solicitation in connection with the Offering or by violating the provisions of Rules 3b-3, 10a-1, and 10a-2 under the 1934 Act or any amendments thereto or replacements therefore.

                              (i)   The Placement Agent is a member of the
National Association of Securities Dealers, Inc., and is a broker-dealer registered as such under the 1934 Act and under the securities laws of the states in which the Securities will be offered or sold by the Placement Agent unless an exemption for such state registration is available to the Placement Agent. The Placement Agent is in material compliance with the rules and regulations applicable

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to the Placement Agent generally and applicable to the Placement Agent's participation in the Offering.

                              (ii)  The fees to be received by the Placement
Agent hereunder comply with all requirements of the National Association of Securities Dealers, Inc., including without limitation, all regulations regarding underwriting compensation.

      4.    Representations and Warranties of the Company.

                  2.    The Company represents and warrants as follows:

                              i.    The execution, delivery and performance of
each of this Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the Registration Rights Agreement has been or will be duly and validly authorized by the Company and is, or with respect to this Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the Registration Rights Agreement will be, a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or
(c) the indemnification provisions hereof or thereof may be held to be in violation of public policy. The Securities to be issued pursuant to the transactions contemplated by this Agreement and the Standby Equity Distribution Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement, the Standby Equity Distribution Agreement and the certificates/instruments representing such Securities, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (1) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (2) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

                              ii.   The Company has a duly authorized, issued
and outstanding capitalization as set forth herein and in the Standby Equity Distribution Agreement. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the agreements described herein and as described in the Standby Equity Distribution Agreement, dated the date hereof and the agreements described therein. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company. As of the date hereof, the authorized capital stock of the Company consists of 150,000,000 shares of Common Stock, par value $0.10 per share and 5,000,000 shares of Preferred Stock of which 105,617,958 shares of Common Stock and no shares of Preferred Stock were issued and outstanding as of the date thereof.

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                              iii.  The Common Stock to be issued in accordance
with this Agreement and the Standby Equity Distribution Agreement has been duly authorized and, when issued and paid for in accordance with this Agreement and the Standby Equity Distribution Agreement, the certificates/instruments representing such Common Stock will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

                              iv.   The Company has good and marketable title
to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation, any real or personal property stated in the Offering Materials to be owned or leased by the Company), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the Offering Materials and statutory liens including without limitation for taxes not yet due and payable.

                              v.    There is no litigation or governmental
proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company, except as set forth in the Offering Materials.

                              vi.   The Company has been duly organized and
validly exists as a corporation in good standing under the laws of the State of Delaware. Except as set forth in the Offering Materials, the Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company and its Subsidiaries, taken as a whole. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses as described in the Offering Materials. Any disclosures in the Offering Materials concerning the effects of foreign, federal, state and local regulation on the Company's businesses as currently conducted are correct in all material respects and do not omit to state a material fact required to make statements made in light of the circumstances, not misleading. The Company has all corporate power and authority to enter into this Agreement, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement, to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained, except for such consents as may be required under applicable Securities Laws as set forth in the Offering Materials . No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Securities or execution and delivery of the Offering Materials except for applicable Securities Laws. To the best of the Company's knowledge, in the past five (5) years, the Company has not incurred any liability arising under or as a result of the application of any of the provisions of the 1933 Act, the 1934 Act or the Rules and Regulations.

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                              vii.  There has been no material adverse change
in the condition of the Company, financial or otherwise, from the latest dates as of which such condition is set forth in the Offering Materials, and the outstanding debt, the property and the business of the Company conform in all material respects to the descriptions thereof contained in the Offering Materials.

                              viii. Except as set forth in the Offering
Materials, the Company is not in material breach of, or in material default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or Standby Equity Distribution Agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Company is not in violation of any provision of its charter or by-laws or to the Company's knowledge in violation of any material franchise, license, permit, judgment, decree or order, to the Company's knowledge or in violation of any material statute, rule or regulation in any material respect. Neither the execution and delivery of the Offering Materials nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated in the Offering Materials nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with , or has resulted in a breach of, any of the terms and provisions of, or has constituted a default under, or has resulted in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except (a) where such default, lien, charge or encumbrance would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or (b) as described in the Offering Materials; nor will such action result in any violation of the provisions of the charter or the by-laws of the Company or, assuming the due performance by the Placement Agent of its obligations hereunder, any material statute or any material order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.

                              ix.   Subsequent to the dates as of which
information is given in the Offering Materials, and except as may otherwise be indicated or contemplated herein or therein and the securities offered pursuant to the Standby Equity Distribution Agreement dated the date hereof, the Company has not (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or (b) entered into any transaction other than in the ordinary course of business, or (c) declared or paid any dividend or made any other distribution on or in respect of its capital stock. Except as described in the Offering Materials, the Company has no outstanding obligations to any officer or director of the Company.

                              x.    To the best of the Company's knowledge ,
there are no claims against the Company for services in the nature of a finder's or origination fee with respect to the sale of the Common Stock or any other arrangements, agreements or understandings that may affect the Placement Agent's compensation, as determined by the National Association of Securities Dealers, Inc.

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                              xi.   The Company owns or possesses, free and
clear of all liens or encumbrances and rights thereto or therein by third parties (other than statutory liens and liens or encumbrances that do not have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole), the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) as currently being conducted and, except as set forth in the Offering Materials, to the Company's knowledge there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the current conduct of the Company's businesses (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) except any claim or action that would not have a material adverse effect on the Company and its subsidiaries; taken as a whole, and to the knowledge of the Company, the Company's and its subsidiaries current products, services or processes do not infringe on the patents currently held by any third party.

                              xii.  Except as described in the Offering
Materials, the Company is not under any obligation to pay material royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs other than to their respective licensors (other than pursuant to standard paid-up licensing arrangements of general application).

                              xiii. Subject to the performance by the Placement
Agent and the Investor of their respective obligations hereunder and under the Standby Equity Distribution Agreement, the Escrow Agreement, and the Registration Rights Agreement, the offer and sale of the Securities complies, in all material respects with the requirements of Rule 506 of Regulation D promulgated by the SEC pursuant to the 1933 Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Materials nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Materials are true and correct as of the date such statements are made.

                              xiv.  To the knowledge of the Company all material
taxes which are due and payable from the Company have been paid in full or adequate provision has been made for such taxes on the books of the Company, except for those taxes disputed in good faith by the Company

                              xv.   None of the Company nor any of its officers,
directors, or, to the Company's knowledge, employees or agents, nor to the Company's knowledge any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or

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official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) would reasonably be likely to subject the Company to any material damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, would reasonably be likely to have had a materially adverse effect on the assets, business or operations of the Company and its subsidiaries, taken as a whole, as reflected in any of the financial statements contained in the Offering Materials.

      5.    Representations, Warranties and Covenants of the Investor.

                  3. The Investor represents, warrants and covenants as follows:

                              i.    The Investor has the necessary legal power
and authority to enter into this Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby.

                              ii.   The execution and delivery by the Investor
of this Agreement the Standby Equity Distribution Agreement, the Escrow Agreement, and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Investor is a party or by which the Investor or its properties are bound, or any judgment, decree, order or, to the Investor's knowledge, any statute, rule or regulation applicable to the Investor. This Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the Registration Rights Agreement when executed and delivered by the Investor, will constitute the legal, valid and binding obligations of the Investor, enforceable in accordance with their respective terms, except to the extent that
(a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.

                              iii.  The Investor will promptly forward copies of
any and all due diligence questionnaires compiled by the Investor to the Placement Agent.

                              (i)   The Investor is an Accredited Investor (as
defined under Rule 501 of Regulation D promulgated under the 1933 Act).

                              (ii)  The Investor is acquiring the Securities for
the Investor's own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities. Further, the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

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                              (iii) The Investor acknowledges that the offering
and sale of the Securities is intended to be exempt from registration under the 1933 Act by virtue of Section 3(b) and 4(2) of the 1933 Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the Investor represents and warrants as follows (it being acknowledged by the Investor that the Placement Agent and the Company will both rely on the accuracy and completeness of such representations and warranties in connection with establishing the availability of an exemption from such registration under the 1933 Act:

                                    (a)   The Investor has the financial ability
to bear the economic risk of the Investor's investment, has adequate means for providing for the Inventor's current needs and personal contingencies and has no need for liquidity with respect to the Investor's investment in the Company;

                                    (b)   The Investor or any person acting on
their behalf has such knowledge and experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk. and

                                    (c)   The Investor or any person acting on
its behalf will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act, the respective rules and regulations promulgated thereunder (the "Rules and Regulations") or applicable "Blue Sky" laws of any state or jurisdiction, including without limitation by engaging in any form of general solicitation in connection with the Offering or by violating the provisions of Rules 3b-3, 10a-1, and 10a-2 under the 1934 Act or any amendments thereto or replacements therefor);.

                              (iv)  The Investor has been given the opportunity
for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Company in order for the Investor to evaluate the merits and risks of purchase of the Securities, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense. The Investor is not relying on the Placement Agent or any of its affiliates with respect to the accuracy or completeness of the Offering Materials or for any economic considerations involved in this investment.

      6.    Certain Covenants and Agreements of the Company.

      The Company covenants and agrees at its expense and without any expense to the Placement Agent as follows:

      A. To advise the Placement Agent and the Investor of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering

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Materials occurring at any time as soon as the Company is either informed or becomes aware thereof.

      B. To use its commercially reasonable efforts to cause the Common Stock issuable in connection with the Standby Equity Distribution Agreement to be qualified or registered for sale on terms consistent with those stated in the Registration Rights Agreement and under the securities laws of such jurisdictions as the Placement Agent and the Investor shall reasonably request. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

      C. For so long as the Registration Rights Agreement is in effect, upon written request, to provide and continue to provide the Placement Agent and the Investor copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders, which are not generally available on the SEC's web site www.sec.gov, as the same may be in effect from time to time.

      D. To deliver, during the registration period of the Standby Equity Distribution Agreement, to the Investor upon the Investor's request, within forty five (45) days, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors if audited financial statements are prepared; and (iii) a copy of all documents, reports and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders in each such case as such information is not generally available on the SEC's web site www.sec.gov, as the same may be in effect from time to time.

      E. To comply in all material respects with the terms of the Offering Materials.

      F. To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

      7.    Indemnification and Limitation of Liability.

      A. The Company hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the SEC's Rules and Regulations promulgated thereunder (the "Rules and Regulations"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but

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not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) Section 4 of this Agreement, (b) the Offering Materials (except those written statements relating to the Placement Agent given by the Placement Agent for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto except for any loss, claim, damage, liability, cost or expense incurred by any Indemnified Party as a result of (i) its gross negligence or willful misconduct or (ii) material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement or (iii) any false or misleading information provided to the Company in writing by one of the Placement Agent's Indemnified Persons specifically for inclusion in the Offering Materials, including, without limitation, any registration statement filed under the 1933 Act pursuant to the terms of the Registration Rights Agreement. Notwithstanding the foregoing provisions of this Paragraph 7(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Placement Agent or such indemnified person based upon specific finding of fact that the Placement Agent or such indemnified person's (i) gross negligence or willful misconduct or (ii) material breach of any representation, warranty, covenant, or agreement made by the Placement Agent in this Agreement, or (iii) the provision of false or misleading information to the Company in writing by one of the Placement Agent's indemnified person specifically for inclusion in the Offering Materials, including, without limitation, any registration statement filed under the 1933 Act pursuant to the terms of the Registration Rights Agreement will be promptly repaid to the Company.

      B. The Placement Agent hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the Placement Agent's or such Indemnified Person's gross negligence or willful misconduct or (ii) the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement, or (iii) any false or misleading information provided to the Company in writing by one of the Placement Agent's indemnified persons specifically for inclusion in the Offering Materials including, without limitation, any registration statement filed under the 1933 Act pursuant to the terms of the Registration Rights Agreement.

      C. The Investor hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent, and each person controlling, controlled by or under common control with the Placement Agent within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of the Investor or its officers, employees or representatives in its acting as the Investor for the Offering, (ii) the material breach of any representation, warranty, covenant or agreement made by the Investor in the Offering Materials, or (iii) any false or misleading information provided to the Placement Agent by one of the Investor's indemnified persons.

      D. The Placement Agent hereby agrees that it will indemnify and hold the Investor and each officer, director, shareholder, employee or representative of the Investor, and each person controlling, controlled by or under common control with the Investor within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Investor or such indemnified person of the Investor may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement.

      E. Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 7(A), (B), (C) or (D), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one (1) indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such
Section 7(A), (B), (C), or (D) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

      F. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 7(A) or 7(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and the Placement Agent shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that the Placement Agent shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to the Placement Agent and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(F), any person controlling, controlled by or under common control with the Placement Agent, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as the Placement Agent and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 7(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby.

      G. The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

      H. Each of the parties hereto hereby waives, to the fullest extent permitted by law, any right to or claim of any punitive, exemplary, incidental, indirect, special, consequential or other damages (including, without limitation, loss of profits) against each other and the Placement Agent and such parties each officer, director, shareholder, employee or representative of the placement agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations arising out of any cause whatsoever (whether such cause be based in contract, negligence, strict liability, other tort or otherwise). Notwithstanding anything to the contrary contained herein, the aggregate liability of the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations shall not exceed the compensation received by the Placement Agent pursuant to Section 2 hereof. This limitation of liability shall apply regardless of the cause of action, whether contract, tort (including, without limitation, negligence) or breach of statute or any other legal or equitable obligation.

      8.    Payment of Expenses.

      The Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any.

      9.    Conditions of Closing.

      The Closing shall be held at the offices of the Investor or its counsel pursuant to the terms of the Standby Equity Distribution Agreement. The obligations of the parties hereunder shall be subject to the continuing accuracy of the representations and warranties of the parties hereto herein as of the date hereof and as of the Date of Closing (the "Closing Date") with respect to the parties hereto, as the case may be, as if it had been made on and as of such Closing Date; the accuracy on and as of the Closing Date of the statements of the parties hereto made pursuant to the provisions hereof; and the performance by the parties hereto on and as of the Closing Date of its covenants and obligations hereunder and to the following further conditions:

      A. At or prior to the Closing, the Company, the Investor and the Placement Agent shall have been furnished such documents, certificates and opinions as it may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the Offering Materials, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

      B. At and prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Materials that would require to be disclosed in the Registration Statement; (ii) there shall have been no transaction, not in the ordinary course of business except the transactions pursuant to the Standby Equity Distribution Agreement entered into by the Company on the date hereof which has not been disclosed in the Offering Materials or to the Placement Agent in writing; (iii) except as set forth in the Offering Materials, the Company shall not be in default under any provision of any instrument relating to any outstanding material indebtedness for which a waiver or extension has not been otherwise received; (iv) except as set forth in the Offering Materials, the Company shall not have issued any securities (other than those to be issued as provided in the Offering Materials) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any material adverse change in the indebtedness (long or short term) or material trade payable debt or liabilities or obligations of the Company and its Subsidiaries taken as a whole (contingent or otherwise) ; (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as indicated in the Offering Materials; and
(vi) no action, suit or proceeding, at law or in equity, against the Company and its Subsidiaries or affecting any of their properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding would reasonably be likely to materially adversely affect the businesses, or financial condition or income of the Company and its Subsidiaries taken as a whole, except as set forth in the Offering Materials; (vii) no action, suit or proceeding, at law or in equity, against any party hereto or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding would reasonably be likely to materially adversely affect such party's ability to consummate the transactions contemplated by this Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, or the Registration Rights Agreement.

      C. If requested at Closing the Investor and the Placement Agent shall receive a certificate of the Company signed by an executive officer and chief financial officer, dated as of the applicable Closing, to the effect that the conditions set forth in subparagraph (B) above have been satisfied and that, as of the applicable closing, the representations and warranties of the Company set forth herein are true and correct.

      D. The Placement Agent shall have no obligation to insure that (x) any check, note, draft or other means of payment for the Common Stock will be honored, paid or enforceable against the Investor in accordance with its terms, or (y) subject to the performance of the Placement Agent's obligations and the accuracy of the Placement Agent's representations and warranties hereunder, (1) the Offering is exempt from the registration requirements of the 1933 Act or any applicable state "Blue Sky" law or (2) the Investor is an Accredited Investor.

      10.   Termination.

      This Agreement shall be co-terminus with, and terminate upon the same terms and conditions as those set forth in, the Standby Equity Distribution Agreement. The rights and the obligations of the Investor and the Company under the Registration Rights Agreement, and the rights and obligations of the Placement Agent and the Company shall survive the termination of this Agreement unabridged.

      11.   Miscellaneous.

      A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

      B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed (upon confirmation of receipt received by the sending party), addressed as follows to such other address of which written notice is given to the others):

If to Placement Agent, to:          Newbridge Securities Corporation
                                    1451 Cypress Creek Road, Suite 204
                                    Fort Lauderdale, Florida 33309
                                    Attention: Doug Aguililla
                                    Telephone: (954) 334-3450
                                    Facsimile: (954) 229-9937

If to the Company, to:              CanArgo Energy Corporation
                                    P.O. Box 291
                                    Suite 10
                                    Borough House
                                    Rue du Pre
                                    St. Peter Port
                                    Guernsey GY1 3RR, Channel Islands
                                    Attention: Dr. David Robson/Vincent McDonell
                                    Telephone: +(44) 1481 729980
                                    Facsimile: +(44) 1481 729982

With a copy to:                     McGrigor Donald
                                    Pacific House
                                    70 Wellington Street
                                    Glasgow, G2 6SB United Kingdom

                                    Attention: Paul Davidson
                                    Telephone: +(44) 141 248 6677
                                    Facsimile: +(44) 141 204 1351

If to the Investor:                 Cornell Capital Partners, LP
                                    101 Hudson Street - Suite 3606
                                    Jersey City, New Jersey 07302
                                    Attention: Mark A. Angelo
                                               Portfolio Manager
                                    Telephone: +1 (201) 985-8300
                                    Facsimile: +1 (201) 985-8266

With Copies to:                     Butler Gonzalez LLP
                                    1416 Morris Avenue - Suite 207
                                    Union, New Jersey 07083
                                    Attention: David Gonzalez, Esq.
                                    Telephone: +1 (908) 810-8588
                                    Facsimile: +1 (908) 810-0973
                                    Butler Gonzalez LLP

                  4. This Agreement shall be governed by and construed in all respects under the laws of the State of Delaware, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of New Jersey as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New Jersey and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

                  5. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

                  6. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    COMPANY:
                                    CANARGO ENERGY CORPORATION

                                    By: _____________________________
                                    Name: Vincent McDonell
                                    Title: Director and Chief Financial Officer

                                    PLACEMENT AGENT:
                                    NEWBRIDGE SECURITIES CORPORATION

                                    By: ______________________________
                                    Name: Guy S. Amico
                                    Title: President

                                    INVESTOR:
                                    CORNELL CAPITAL PARTNERS, LP

                                    By: Yorkville Advisors, LLC
                                    Its: General Partner

                                    By:_________________________________
                                    Name: Mark A. Angelo
                                    Title: Portfolio Manager